                                 POWER OF ATTORNEY

     The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Registration Statement and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1999.


                              /s/ Alan L. Ockene
                              ---------------------------------
                              Alan L. Ockene

                                  POWER OF ATTORNEY


     The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Registration Statement and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1999.

                              /s/ Dr. Peggy Gordon Elliott
                              -----------------------------
                              Dr. Peggy Gordon Elliott

                                  POWER OF ATTORNEY

                                  POWER OF ATTORNEY


     The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Registration Statement and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1999.


                              /s/ Dr. Paul Craig Roberts
                              -----------------------------
                              Dr. Paul Craig Roberts

                                  POWER OF ATTORNEY


     The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Registration Statement and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1999.


                              /s/ Rene C. Rombouts
                              -----------------------------
                              Rene C. Rombouts

                                  POWER OF ATTORNEY


     The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Registration Statement and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1999.


                              /s/ Willard R. Holland
                              --------------------------
                              Willard R. Holland

                                  POWER OF ATTORNEY


     The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Registration Statement and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1999.


                              /s/ James A. Karman
                              ----------------------------
                              James A. Karman

                                  POWER OF ATTORNEY


     The undersigned Director of A. Schulman, Inc. (the "Corporation"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, hereby constitutes and appoints TERRY L. HAINES, JAMES H. BERICK and ROBERT A. STEFANKO, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Director of said Corporation, said Registration Statement and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1999.


                              /s/ James S. Marlen
                              ------------------------------
                              James S. Marlen